                                                                    Exhibit 20.3

                    Partners First Credit Card Master Trust
                                 Series 1998-3

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                                15-Apr-02
Current Payment Date                             15-May-02
Actual / 360 Days                                   30                  30               30               30
30 / 360 Days                                       30                  30               30               30
Fixed / Floating                                 Floating            Floating         Floating         Floating

                                                                                      Collateral       Class D         Total
                                                     Class A         Class B        Invested Amount

Certificate Rate                                          1.99000%         2.22000%        2.83500%        0.00000%
Secured Loan Spread Rate (Applies to CIA only)                                             2.58500%
Initial Balance                                    528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
Required Transferor Amount                                                                                            52,500,000.00
Initial Invested Amount + Req Transf Amount                                                                          802,500,000.00

Beginning Outstanding Amount (Distribution)        528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
Ending Outstanding Amount (Distribution)           528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00

Beginning Invested Amount (Distribution)           528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
Ending Invested Amount (Distribution)              528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00

Beginning Adjusted Invested Amount (Distribution)  528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
Ending Adjusted Invested Amount (Distribution)     528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00


Beginning Invested Amount (Month)                  528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
Ending Invested Amount (Month)                     528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00

Beginning Adjusted Invested Amount (Month)         528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
Ending Adjusted Invested Amount (Month)            528,000,000.00   113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00

Principal Allocation Percentage                             70.40%           15.07%           8.93%           5.60%          100.00%
Floating Allocation Percentage                              70.40%           15.07%           8.93%           5.60%          100.00%
Principal Collections                               42,409,834.50     9,076,347.16    5,381,550.97    3,373,509.56    60,241,242.19
Redirected Finance Charge Collections                7,637,569.83     1,634,555.66      969,161.32      607,533.96    10,848,820.78
Reserve Account Draw                                         0.00             0.00                                             0.00
PFA Proceeds (Class A Available Funds)                       0.00                                                              0.00
Redirected Finance Charge plus PFA Proceeds          7,637,569.83     1,634,555.66      969,161.32      607,533.96    10,848,820.78
Monthly Interest                                       875,600.00       209,050.00      158,287.50            0.00     1,242,937.50
Investor Default Amount (Net)                        4,383,719.95       938,182.49      556,267.49      348,705.00     6,226,874.93
Monthly Servicing Fee                                  880,000.00       188,333.33      111,666.67       70,000.00     1,250,000.00
Total Due                                            6,139,319.95     1,335,565.82      826,221.66      418,705.00     8,719,812.43

Redirected Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                             10,848,820.78
Series Adjusted Portfolio Yield                                                                                                7.40%
Base Rate                                                                                                                      3.99%

                    Partners First Credit Card Master Trust
                                 Series 1998-3

Series Parameters

                    Revolving Period (Y/N)                                                        Y
                    Accumulation Period (Y/N)                                                     N
                    Early Amortization (Y/N)                                                      N
                    Controlled Accumulation Period                                            12.00
                    FUSA is Servicer                                                              Y
                    Paydown Excess CIA (Y/N)                                                      Y
                    Paydown Excess Class D (Y/N)                                                  Y
                    Controlled Accumulation Amount                                    53,416,666.67
                    Controlled Deposit Amount                                         53,416,666.67
                    Ending Controlled Deposit Amount Shortfall                                 0.00

Funding Accounts

                    Beginning Principal Funding Account Balance                                0.00
                    Principal Funding Account Deposit                                          0.00
                    Principal Funding Account Withdrawal                                       0.00
                    Ending Principal Funding Account Balance                                   0.00
                    Principal Funding Investment Proceeds                                      0.00

                    Yield Supplement Account Beginning Balance                                 0.00
                    Yield Supplement Account Release                                           0.00
                    Yield Supplement Account Ending Balance                                    0.00

                    Reserve Account Beginning Balance                                  3,205,000.00
                    Required Reserve Account Amount                                    3,205,000.00
                    Available Reserve Account Amount                                   3,205,000.00
                    Interest Retained in Reserve Account                                       0.00
                    Reserve Draw Amount pursuant to Supplement 4.12(c).                        0.00
                    Funds Deposited into Reserve Account (out of Excess Spread)                0.00
                    Ending Reserve Account Balance                                     3,205,000.00
                    Covered Amount                                                             0.00

C. Certificate Balances and Distributions
                                                     Class A             Class B          CIA            Class D           Total
                       Beginning Balance         528,000,000.00      113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00
                  Interest Distributions             875,600.00          209,050.00      158,287.50            0.00     1,242,937.50
                 Cumulative PFA Deposits                   0.00                0.00            0.00            0.00             0.00
                 Principal Distributions                   0.00                0.00            0.00            0.00             0.00
                     Total Distributions             875,600.00          209,050.00      158,287.50            0.00     1,242,937.50
              Ending Certificate Balance         528,000,000.00      113,000,000.00   67,000,000.00   42,000,000.00   750,000,000.00

                    Partners First Credit Card Master Trust
                                 Series 1998-3

D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:

                          1 Total amount of the distribution:                                                 1.6583
                          2 Amount of the distribution in respect of Class A Monthly Interest:                1.6583
                          3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:      0.00
                          4 Amount of the distribution in respect of Class A Additional Interest:               0.00
                          5 Amount of the distribution in respect of Class A Principal:                         0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                          1 Total amount of Class A Investor Charge-Offs:                                       0.00
                          2 Amount of Class A Investor Charge-Offs                                              0.00
                            per $1,000 original certificate principal amount:
                          3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                 0.00
                          4 Amount reimbursed in respect of Class A Investor Charge-Offs                        0.00
                            per $1,000 original certificate principal amount:
                          5 The amount, if any, by which the outstanding principal                              0.00
                            balance of the Class A Certificate exceeds the Class A Invested
                            Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                          1 The total amount of the distribution:                                             1.8500
                          2 Amount of the distribution in respect of Class B monthly interest:                1.8500
                          3 Amount of the distribution in respect of Class B outstanding monthly interest:      0.00
                          4 Amount of the distribution in respect of Class B additional interest:               0.00
                          5 Amount of the distribution in respect of Class B principal:                         0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                          1 The amount of reductions in Class B Invested Amount                                 0.00
                          2 The amount of reductions in the Class B Invested Amount set forth in                0.00
                            paragraph 1 above, per $1,000 original certificate principal amount:
                          3 The total amount reimbursed in respect of such reductions                           0.00
                            in the Class B Invested Amount:
                          4 The total amount set forth in paragraph 3 above, per $1,000                         0.00
                            original certificate principal amount:
                          5 The amount, if any, by which the outstanding principal balance                      0.00
                            of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                    Partners First Credit Card Master Trust
                                 Series 1998-3

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

             1 Total amount distributed to the Collateral Interest Holder:                      158,287.50
             2 Amount distributed in respect of Collateral Monthly Interest:                    158,287.50
             3 Amount distributed in respect of Collateral Additional Interest:                       0.00
             4 The amount distributed to the Collateral Interest Holder in respect                    0.00
               of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

             1 The amount of reductions in the Collateral Invested Amount.                            0.00
             2 The total amount reimbursed in respect of such reductions in the                       0.00
               Collateral Invested Amount

J. Finance Charge Shortfall Amount/Reallocated Finance Charge Collections
             1 Finance Charge Collections Allocated to Series 1998-3
               (incl. YSA, Res Draw & Int and PFA Proceeds)                                  10,848,820.78
             2 Full amount required to be paid pursuant to sections 4.5 and 4.7
               (excl. Spread Acct.)                                                           8,719,812.43
             3 Spread Account Requirement per Loan Agreement                                     -5,931.73
             4 Finance Charge Shortfall                                                               0.00
             5 Available for Other Excess Allocation Series                                   2,134,940.08

K. Application of Reallocated Investor Finance Charge Collections.
                                                      Available             Due                   Paid      Shortfall
             1 Allocated Class A Available Funds         7,637,569.83
               a Reserve Account Release                         0.00
               b PFA Investment Earnings                         0.00
               c Class A Available Funds                 7,637,569.83

             2 Class A Available Funds                   7,637,569.83
               a Class A Monthly Interest                                     875,600.00        875,600.00        0.00
               b Class A Servicing Fee                                        880,000.00        880,000.00        0.00
               c Class A Investor Default Amount                            4,383,719.95      4,383,719.95        0.00
               d Class A Excess                          1,498,249.88

             3 Class B Available Funds                   1,634,555.66
               a Class B Monthly Interest                                     209,050.00        209,050.00        0.00
               b Class B Servicing Fee                                        188,333.33        188,333.33        0.00
               c Class B Excess                          1,237,172.33

             4 Collateral Available Funds                  969,161.32
               a Collateral Servicing Fee                                     111,666.67        111,666.67        0.00
               b Collateral Excess                         857,494.66

             5 Class D Available Funds                     607,533.96
               a Class D Servicing Fee                                         70,000.00         70,000.00        0.00
               b Class D Excess                            537,533.96

             6 Total Excess Spread                       4,130,450.83

                    Partners First Credit Card Master Trust
                                  Series 1998-3

L. Application of Excess Spread and Excess Finance Charge Collections

                                                                      Available     Due          Paid      Shortfall
      1 Available Excess Spread                                     4,130,450.83
      2 Excess Fin Charge Coll                                              0.00
             from Other Series
      3 Available Funds                                             4,130,450.83
      4 Class A Required Amount
        a Interest                                                                      0.00          0.00      0.00
        b Servicing Fee                                                                 0.00          0.00      0.00
        c Defaults                                                                      0.00          0.00      0.00
      5 Class A Charge Offs not Previously Reimbursed                                   0.00          0.00      0.00
     6a Class B Required Amount in accordance with 4.5(b)(i)(ii)
        a Interest                                                                      0.00          0.00      0.00
        b Servicing Fee                                                                 0.00          0.00      0.00
     6b Class B Default Amount                                                    938,182.49    938,182.49      0.00
      7 Reductions in Class B not previously reimbursed                                 0.00          0.00      0.00
      8 Monthly Servicing Fee Shortfalls                                                0.00          0.00      0.00
      9 Collateral Monthly Interest                                               158,287.50    158,287.50      0.00
     10 Collateral Default Amount                                                 556,267.49    556,267.49      0.00
     11 Reductions in CIA not previously reimbursed                                     0.00          0.00      0.00
     12 Reserve Account Deposit                                                         0.00          0.00      0.00
     13 Class D Monthly Interest                                                        0.00          0.00      0.00
     14 Class D Default Amount                                                    348,705.00    348,705.00      0.00
     15 Reductions in Class D not previously reimbursed                                 0.00          0.00      0.00
     16 Other CIA Amounts Owed                                                          0.00          0.00      0.00
     17 Excess Fin Coll for Other Series                                                0.00          0.00      0.00
     18 Excess Spread (after reallocation)                          2,129,008.35
     19 Writedowns


                                                                                  Redirected
                                                                        Total     Principal   Charge-Offs
                         a Class A                                          0.00        0.00          0.00
                           in respect of A                                                            0.00
                         b Class B                                          0.00        0.00          0.00
                           in respect of A                                                            0.00
                           in respect of B                                                            0.00
                         c CIA                                              0.00        0.00          0.00
                           in respect of A                                                            0.00
                           in respect of B                                                            0.00
                           in respect of CIA                                                          0.00
                         d Class D                                          0.00        0.00          0.00
                           in respect of A                                                            0.00
                           in respect of B                                                            0.00
                           in respect of CIA                                                          0.00
                           in respect of D                                                            0.00

M. Application of Redirected Principal Collections

                                                                      Available        Due        Paid      Shortfall
      1 Redirected Principal Collections                           17,831,407.69
      2 Class A Required Amount
        a Interest                                                                         0.00       0.00      0.00
        b Servicing Fee                                                                    0.00       0.00      0.00
        c Defaults                                                                         0.00       0.00      0.00
      3 Class B Required Amount
        a Interest                                                                         0.00       0.00      0.00
        b Servicing Fee                                                                    0.00       0.00      0.00
        c Defaults                                                                         0.00       0.00      0.00
      4 Collateral Required Amount
        a Interest                                                                         0.00       0.00      0.00
        b Servicing Fee                                                                    0.00       0.00      0.00
        c Defaults                                                                         0.00       0.00      0.00
      5 Available for Available Principal Collections              17,831,407.69

N.  Principal Shortfall Amount/Shared Principal Collections
      1 Principal Allocation % of the Series 1998-3 Allocable
        Principal Collections                                                     60,241,242.19
      2 Other amounts treated as Principal Collections per
        Section 4.5 & 4.7                                                          6,226,874.93
      3 Full amount required to be distributed pursuant to
        Section 4.5                                                                        0.00
      4 Principal required to fund the Required Amount per
        Section 4.8                                                                        0.00
      5 Principal Shortfall                                                                0.00
      6 Available for Shared Principal Collections                                66,468,117.12

                    Partners First Credit Card Master Trust
                                 Series 1998-3

O. Available Principal Collections
                          1 Available Principal Collections (per the definition thereof)                         66,468,117.12
                          2 Principal Collections allocation to other Principal Sharing Series                            0.00
                          3 Available Principal Collections (after Sharing)                                      66,468,117.12

P. Application of Principal Collections during Revolving Period

                          1 Available Principal Collections                                                      66,468,117.12

                          2 Collateral Invested Amount                                                           67,000,000.00
                          3 Required Collateral Invested Amount                                                  67,000,000.00
                          4 Amount used to pay Excess CIA                                                                 0.00

                          5 Available Principal Collections                                                      66,468,117.12
                          6 Class D                                                                              42,000,000.00
                          7 Required Class D                                                                     42,000,000.00
                          8 Amount used to pay Excess Class D                                                             0.00

Q. Application of Principal Collections during the Accumulation Period

                          1 Available Principal Collections                                                               0.00
                          2 Controlled Deposit Amount                                                                     0.00
                          3 Class A Adjusted Invested Amount + Class B Adjusted Invested Amount                           0.00
                          4 Principal Funding Account Deposit (minimum of items 1, 2 & 3 above)                           0.00
                          5 Required Enhancement Amount                                                                   0.00

                          6 Remaining Principal Collections Available                                                     0.00
                          7 Remaining Collateral Invested Amount                                                          0.00
                          8 Collateral Monthly Principal (Principal paid to CIA)  (min of items a & b & 7)                0.00
                                             a Excess of CIA and Class D over Required Enhancement Amt                    0.00
                                             b Excess of Available Principal Collections over PFA deposit                 0.00

                          9 Remaining Principal Collections Available                                                     0.00
                         10 Remaining Class D Amount                                                                      0.00
                         11 Principal Paid to Class D (limited by Required Enhancement Amount)                            0.00

                    Partners First Credit Card Master Trust
                                 Series 1998-3

R. Application of Principal Collections during Early Amortization Period

                          1 Available Principal Collections                                                       0.00
                                             a Remaining Class A Adjusted Invested Amount                         0.00
                                             b Principal Paid to Class A - Current Period's Collections           0.00
                                             c Principal Paid to Class A - PFA per 5.1                            0.00
                                             d Total Principal Paid to Class A                                    0.00

                          2 Remaining Principal Collections Available                                             0.00
                                             a Remaining Class B Adjusted Invested Amount                         0.00
                                             b Principal Paid to Class B - Current Period's Collections           0.00
                                             c Principal Paid to Class B - PFA per 5.1                            0.00
                                             d Total Principal Paid to Class B                                    0.00

                          3 Remaining Principal Collections Available                                             0.00
                                             a Remaining Collateral Invested Amount                               0.00
                                             b Principal Paid to CIA                                              0.00

                          4 Remaining Principal Collections Available                                             0.00
                                             a Remaining Class D Amount                                           0.00
                                             b Principal Paid to Class D                                          0.00

S. Yield and Base Rate

                          1 Base Rate
                                             a Current Monthly Period                                            3.99%
                                             b Prior Monthly Period                                              4.03%
                                             c Second Prior Monthly Period                                       3.98%

                            Three Month Average Base Rate                                                                   4.00%

                          2 Series Adjusted Portfolio Yield
                                             a Current Monthly Period                                            7.40%
                                             b Prior Monthly Period                                             10.90%
                                             c Second Prior Monthly Period                                       8.08%

                            Three Month Average Series Adjusted Portfolio Yield                                             8.79%

                          3 Excess Spread
                                             a Current Monthly Period                                            3.41%
                                             b Prior Monthly Period                                              6.88%
                                             c Second Prior Monthly Period                                       4.10%

                            Three Month Average Excess Spread                                                               4.79%